SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) October 15, 2008

BLACKSANDS PETROLEUM, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-51427	20-1740044
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

401 Bay Street, Suite 2700, PO Box 152

Toronto, Ontario Canada M5H 2Y4

_____________________________________________

(Address of principal executive offices) (Zip Code)

(416) 359-7805
__________________

(Registrant’s Telephone Number, Including Area Code)

___________________________________________________

(Former Name, Address and Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On October 15, 2008, Blacksands Petroleum, Inc. (the “Company”) filed a Current Report on Form 8-K pursuant to Item 1.01 of Form 8-K (the “Original Form 8-K”) to disclose that its 75% owned subsidiary, Access Energy Inc. (“Access Energy”) had entered into Joint Venture and Impact Benefit Agreements with La Loche Clearwater Development Authority (“LLCDA” or “La Loche”) (the “Agreements”). The Agreements were subject to ratification by the local Aboriginal community (the “Community”) which currently holds unextinguished Aboriginal Rights and title to both the surface and the minerals on the lands the Community occupies. The Community ratified the Agreements on February 14, 2009. This amendment is being filed to amend the Original Form 8-K to file the Agreements as Exhibit 10.16 hereto.

Item 1.01	Entry into a Material Definitive Agreement

On October 15, 2008, the Company’s 75%-owned subsidiary, Access Energy Inc. (“Access”), signed a Joint Venture Agreement and an Impact Benefit Agreement (the “Agreements”) with La Loche Clearwater Development Authority (“La Loche” or “LLCDA”). The Agreements were subject to the ratification by the local aboriginal residents of the area (the La Loche “Community”) before they were effective. The La Loche Community currently holds unextinguished Aboriginal Rights and title to both the surface and the minerals on the lands the Community occupies.

On February 14, 2009, the Community ratified the Joint Venture Agreement and the Impact Benefit Agreement signed by Access and the LLCDA on October 15, 2008.

The Agreements provide Access with exclusive right to enter upon the lands, and provide certain subsurface and surface rights to Access for purposes of exploration for petroleum, natural gas and crude bitumen that is recoverable by a well, and any metals, minerals or coal that are recoverable by mining on the lands (called the “Products”) that comprise the traditional territory of the Aboriginal communities that are resident therein.

Access will provide all financial and managerial resources that may be required to facilitate the development of the Products on the lands. Under the Impact Benefit Agreement included within the Agreements, Access has agreed to take measures to involve the local community in its projects.

The Agreements cover approximately 3,000,000 hectares of La Loche Traditional Lands (the “Traditional Lands”) in north western Saskatchewan, north and west of the town of La Loche, Saskatchewan.

The terms of the Agreements are for twenty years from the date of signing (October 15, 2008), and automatically renew for consecutive terms of twenty years if Access provides notice of renewal to LLCDA before the expiration of the Agreements. Pursuant to the Agreements, Access paid LLCDA Cdn$15,000 on the signing of the Agreements, and is obligated to pay to the LLCDA Cdn$75,000 at the start of each three-month period upon ratification of the Agreements (or Cdn$300,000 annually). As well, Access is obligated to pay a 5% gross overriding royalty to LLCDA from the production of any Products.

Item 9.01	Financial Statements and Exhibits
	(d)	Exhibits.

The following exhibit is filed as part of this Report:

Exhibit Number	Description

10.16	Joint Venture and Impact Benefit Agreements between Access Energy Inc. and La Loche Clearwater Development Authority, dated October 15, 2008.
99.1	Press Release dated February 17, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSANDS PETROLEUM, INC.

Date: February 17, 2009	By:	/s/ Paul A. Parisotto
	Name:	Paul A. Parisotto
	Title:	President and Chief Executive Officer